EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), effective as of April 22, 2022, is by and among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and CIBC BANK USA, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A.
The Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and Agent are party to a Credit Agreement, dated as of December 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B.
The Borrower desires to modify certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein; and
C.
The Agent and the Lenders are willing to agree to the requested modifications contained in this Amendment, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meaning given in the Credit Agreement.
2.
Amendments to Credit Agreement.
(a)
The following defined terms are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

““First Amendment” means the First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, and Agent.”

““First Amendment Effective Date” means April 22, 2022.”

(b)
The following defined term set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Permitted Ownership Based Financing” means an Ownership Based Financing (other than Liabilities for Borrowed Metals) between the Borrower and an Ownership Based Financing Counterparty which satisfies the following conditions precedent: (a) both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and no mandatory prepayment under Section 6.2(b) shall then be required; (b) after giving effect to such Ownership Based Financing, the aggregate purchase price paid by all Ownership Based Financing Counterparties for all Ownership

Based Financing Property under all such Ownership Based Financings does not exceed (i) from the First Amendment Effective Date through and including December 31, 2022, $500,000,000 outstanding at any time during such period (provided that the aggregate purchase price thereof outstanding at any time may exceed such limit by not more than 10% for a period of up to five (5) consecutive Business Days on not more than five (5) separate occasions during such period (which shall not be consecutive)), and (ii) at any other time, $375,000,000 outstanding at any time (provided that the aggregate purchase price thereof outstanding at any time may exceed such limit by not more than 10% for a period of up to five (5) consecutive Business Days on not more than five (5) separate occasions in any Fiscal Year (which shall not be consecutive)), or such greater amount as approved by the Required Lenders (in their sole discretion)); and (c) after giving effect to the SCMI Ownership Based Financing, the aggregate purchase price paid by SCMI (or any of its affiliates) for all Ownership Based Financing Property thereunder does not exceed $75,000,000 outstanding at any time, or such greater amount as approved by the Required Lenders (in their sole discretion).”

(c)
Section 9.22(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (including, as of the First Amendment Effective Date, the Crimea, Donetsk and Luhansk regions of Ukraine, Cuba, Iran, North Korea, Syria and Venezuela).”

(d)
Section 11.10(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) in connection with a Permitted Acquisition or any Investment permitted under Section 11.11.”

(e)
Section 11.14(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Maximum Ownership Based Financings. Not permit the aggregate purchase price paid by all Ownership Based Financing Counterparties for all Ownership Based Financing Property under all Ownership Based Financings to exceed (i) from the First Amendment Effective Date through and including December 31, 2022, $500,000,000 outstanding at any time during such period, and (ii) at any other time, $375,000,000 outstanding at any time.”

(f)
Exhibit B (Form of Compliance Certificate) to the Credit Agreement is hereby replaced with the form of Attachment A to this Amendment.
3.
Loan Document Amendments. Each of the other Loan Documents is hereby amended to conform to the amendments to the Credit Agreement as set forth in Paragraph 2 above.
4.
Ratification of Loan Documents and Collateral. The Loan Documents are ratified and affirmed by the Borrower, and shall remain in full force and effect, as modified by this

Amendment. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loans and the Obligations of Borrower and the other Loan Parties in the Loan Documents.
5.
Payment of Costs and Fees. Borrower shall reimburse Agent for all attorney costs, search fees and other expenses incurred in connection with the negotiation, drafting, execution, filing and recording of this Amendment and any related Loan Documents.
6.
Conditions Precedent. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this Amendment shall not be effective unless and until all of the following shall have occurred or been waived by Agent and the Lenders:
(a)
Borrower, the Loan Parties party hereto, the Lenders party hereto, and Agent shall have executed and delivered this Amendment to Agent.
(b)
No Event of Default or Default shall have occurred and be continuing on the date hereof or would exist after giving effect to this Amendment.
(c)
Borrower shall have paid all fees required to be paid pursuant to Paragraph 5 hereof.
(d)
Borrower shall have provided to Lender such other items and shall have satisfied such other conditions as may be reasonably required by Lender.
7.
Representations, Warranties and Covenants. Each Loan Party represents, warrants and covenants to Lender that:
(a)
No Default or Event of Default under any of the Loan Documents, after giving effect to this Amendment, has occurred and is continuing.
(b)
After giving effect to the amendments provided for in this Amendment, each and all representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects (without duplication as to any materiality modifiers, qualifications or limitations set forth therein) on the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, without duplication as to any materiality modifiers, qualifications or limitations set forth therein).
(c)
No Loan Party has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents as modified herein.
(d)
The Loan Documents as modified herein are the legal, valid, and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with their terms.
(e)
Each Loan Party validly exists under the laws of the State of Delaware, and has the requisite power and authority to execute and deliver this Amendment and to perform the Loan Documents as modified herein. The execution and delivery of this Amendment and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower and each other Loan Party that is a party hereto. This Amendment has been duly executed and delivered by the Borrower and each other Loan Party that is a party hereto.
8.
Miscellaneous. Section 15.8 (Governing Law), Section 15.20 (Forum Selection and Consent to Jurisdiction) and Section 15.21 (Waiver of Jury Trial) of the Credit Agreement are incorporated mutatis mutandis.
9.
No Novation. Nothing in this Amendment shall be construed to be or constitute any novation of Borrower’s obligations to the Lenders or the Agent.
10.
Claims Release. Each Loan Party hereby fully, finally and forever releases, waives, and discharges Agent and each Lender and its successors, assigns, directors, officers, employees, agents and representatives (each a “Releasee”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits (“Claims”) of whatever kind or nature, in law or in equity, that such Loan Party has or in the future may have, whether known or unknown, arising from events prior to the date hereof in respect to the Loan and the Loan Documents; provided, that with respect to any Releasee, the foregoing release shall not apply to (x) any Claims arising as a result of material breach by such Releasee of this Amendment, or (y) any Claims resulting from such Releasee’s gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.
11.
Headings of Subdivisions. The headings of subdivisions in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
12.
Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by pdf or facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by pdf or facsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written. This Amendment shall constitute a Loan Document.

BORROWER:

A-MARK PRECIOUS METALS, INC

By:
Name:	Kathleen Simpson Taylor
Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

JM BULLION, INC.

By:
Name:	Michael Wittmeyer
Title:	President

COLLATERAL FINANCE CORPORATION

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

TRANSCONTINENTAL DEPOSITORY SERVICES, LLC

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

A-M GLOBAL LOGISTICS, LLC

By:
Name:	Kathleen Simpson Taylor
Title:	Chief Financial Officer

AM&ST ASSOCIATES, LLC

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

GOLDLINE, INC.

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

AM IP ASSETS, LLC

By:
Name:	Kathleen Simpson Taylor
Title:	Chief Financial Officer

AM SERVICES, LLC

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

CFC ALTERNATIVE INVESTMENTS, LLC

By: its sole member, A-Mark Precious Metals, Inc.

By:
Name:	Kathleen Simpson Taylor
Title:	Chief Financial Officer

GOLD PRICE GROUP

By:
Name:	Michael Wittmeyer
Title:	President

SILVER.COM, INC.

By:
Name:	Michael Wittmeyer
Title:	President

PROVIDENT METALS CORP

By:
Name:	Michael Wittmeyer
Title:	President

AGENT:

CIBC BANK USA

By:
Name:	Cole Anderson
Title:	Associate Managing Director

PREMIER VALLEY BANK, as a Lender

By:
Name:
Title:

AXOS BANK, as a Lender

By:
Name:
Title:

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:
Name:
Title:

ZIONS BANCORPORATION, N.A., dba CALIFORNIA BANK & TRUST, as a Lender

By:
Name:
Title:

FIRST FOUNDATION BANK, as a Lender

By:
Name:
Title:

HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

TEXAS CAPITAL BANK, as a Lender

By:
Name:
Title:

BROWN BROTHERS HARRIMAN & CO., as a Lender

By:
Name:
Title:

COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Attachment A

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

To: CIBC Bank USA, as Agent

Please refer to the Credit Agreement dated as of December 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among A-MARK PRECIOUS METALS, INC. (the “Borrower”), the various financial institutions party thereto, and CIBC Bank USA, as Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I. Reports. Enclosed herewith is a copy of the [annual audited/monthly] report of Borrower and its Subsidiaries as at _____________, ____ (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations (subject to the absence of footnotes and to normal year-end adjustments) of Borrower and its Subsidiaries as of the Computation Date and has been prepared in accordance with GAAP consistently applied.

II. Financial Tests. Borrower hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit Agreement:

A.	Section 11.14(a) - Minimum Consolidated Working Capital
	1.	Consolidated Current Assets of the Consolidated Group	$________
	2.	Less: Consolidated Current Liabilities of the Consolidated Group	$________
	3.	Total (Consolidated Working Capital)	$________
	4.	Minimum required	$150,000,000
B.	Section 11.14(b) - Minimum Fixed Charge Coverage Ratio
	1.	Consolidated Net Income	$________
	2.	Plus: Interest Expense	$________
		income tax expense	$________
		depreciation	$________
		amortization	$________
		transaction expenses incurred in connection with the Loan Documents and incurred up to $500,000 whether paid concurrently or within thirty (30) of the Closing Date	$________

non-cash expenses and losses incurred in the ordinary course of business and reasonably acceptable to Agent	$________
non-recurring expenses (including restructuring expenses) reasonably acceptable to Agent	$________
interest payments received in cash from CFC Borrowers net of operating costs of Collateral Finance Corporation in connection with all CFC Loans	$________
interest payments received in cash from Stacks-Bowers net of operating costs of Borrower in connection with the Spectrum Ownership Based Financing	$________
Less: non-cash income tax benefits or gains	$________
any cancellation of Debt income	$________
additions attributable to minority interests, except to the extent of cash dividends or distributions actually received by the Borrower	$________
any non-cash charges previously added back pursuant to the relevant clause above to the extent that, during such period, such non-cash charges have become cash charges	$________
any gains from non-ordinary course asset dispositions	$________
any extraordinary gains including interest income	$________
any gains from discontinued operations	$________

the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or any of its Subsidiaries or is merged into or consolidated with Borrower or any of its Subsidiaries

$________

the income (or deficit) of any Person (other than a Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Borrower or such Subsidiary in the form of dividends or similar distributions

$________

the undistributed earnings of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Documents) or requirement of law applicable to such Subsidiary

$________

	3.	Total (EBITDA)	$________
	4.	Less: Income taxes paid or payable in cash by the Loan Parties net of any income tax refunds to the extent paid in cash	$________
	5.	dividends or distributions of cash paid to the holders of Capital Securities in any Loan Party	$________
	6.	unfinanced Capital Expenditures	$________
	7.	Sum of (4) through (6)	$________
	8.	Remainder of (3) minus (7)	$________
	9.	cash Interest Expense	$________
	10.	required payments of principal of Funded Debt (excluding the Revolving Loans)	$________
	11.	fees paid in connection with any Repo arrangement including the CIBC Permitted Metals Loan Agreement	$________
	12.	fees paid in connection with any Unsecured Metals Leases	$________
	13.	fees paid in connection with any Ownership Based Financing	$________
	14.	Sum of (9) through (13)	$________
	15.	Ratio of (8) to (14)	____ to 1
	16.	Minimum Required	1.20 to 1
C.	Section 11.14(c) - Maximum Total Recourse Debt to Consolidated Tangible Net Worth
	1.	Total Recourse Debt	$________
	2.	Consolidated Tangible Assets	$________
	3.	Less: Consolidated Liabilities	$________
	4.	Remainder of (2) minus (3)	$________
	5.	Ratio of (1) to (4)	____ to 1
	6.	Maximum allowed	4.50 to 1
D.	Section 11.14(d) - Maximum Ownership Based Financings
	1.	Total Ownership Based Financings	$________
	2.	Maximum allowed	$[___1]
E.	Section 11.14(e) – Maximum SCMI Ownership Based Financings

1.	Total SCMI Ownership Based Financings	$________
2.	Maximum allowed	$75,000,000
Borrower further certifies to you that no Default or Event of Default has occurred and is continuing.
Borrower has caused this Certificate to be executed and delivered by its duly authorized officer on _________, ____.

A-MARK PRECIOUS METALS, INC., as Borrower

By:
Name:
Title:

______________________

[1] NTD: From the First Amendment Effective Date through and including December 31, 2022, $500,000,000, and at any other time, $375,000,000.